Rule 497(e)

File Nos. 333-146241 and 811-22102

Individual Retirement Bonus Product – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by First Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated June 4, 2008

To the Prospectus dated May 1, 2008

Effective immediately, the PIMCO VIT High Yield Fund has changed its non-fundamental policy regarding normal minimum and maximum average portfolio duration.

Accordingly, the following sentence in the Investment Options and Funds section of the Prospectus on page 23 is deleted in its entirety:

“The average portfolio duration of this Fund normally varies from two to six years based on PIMCO’s forecast for interest rates.”

and is replaced with the following:

“The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2008 was 4.64 years.”

Effective immediately, the PIMCO VIT Low Duration Bond Fund has changed its non-fundamental investment policy regarding the Fund’s percentage limit on its investment in securities and instruments that are economically tied to emerging market countries.

Accordingly, the following sentence is added to the end of the last paragraph of the PIMCO Low Duration Bond Fund section on page 23 of the Prospectus:

“The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.